Top KingWin Ltd

NUMBER

*****

SHARES

*****

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

$0.0001 PAR VALUE CLASS A ORDINARY SHARES

CUSIP

CLASS A
ORDINARY SHARES

THIS CERTIFIES THAT * SPECIMEN *

Is The Owner of **********

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A ORDINARY SHARES OF
Top KingWin Ltd

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: **/**/****

COUNTERSIGNED AND REGISTERED:
VSTOCK TRANSFER, LLC
Transfer Agent and Registrar

By:______________________________
AUTHORIZED SIGNATURE

Chief Executive Officer and Chairman

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNfF GIFT MIN ACT.........................Custodian.......................
		(Cust) (Minor)
TEN ENT	- as tenants by the entireties	
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act..
		(State)

Additional abbreviations may also be used though not in the above list.

*For value received,*____*hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____

.... *shares*

ofthecapital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--" *Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated..

X____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, SavingsandLoan AssociationsandCredit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY